Exhibit 99.2

TCF Financial Corporation 2014 Fourth Quarter Earnings Presentation

Agenda . Full Year and Fourth Quarter Highlights - William Cooper (Chairman & CEO) . Credit / Expenses - Mike Jones (EVP, Chief Financial Officer) . Lending / Deposits / Capital - Craig Dahl (Vice Chairman) . Summary - William Cooper (Chairman & CEO) . Q&A

Reduced Balance Sheet Credit Risk Summary Rationale Financial Impact . TCF marked to market and sold (servicing released) $405.9 million net book value of residential mortgage loans classified as TDRs (troubled debt restructurings) . These loans were transferred to held for sale during the quarter, net of a previously established provision for credit losses of $77 million, written down to fair value through an $18.3 million charge to provision for credit losses and sold at a loss of $4.8 million . $364.3 million of these loans were performing loans with an average maturity of 27 years and a fixed rate of 3% . $41.6 million of these loans were on non-accrual . TCF has a remaining accruing TDR residential portfolio of $112 million with reserves of 23% at December 31, 2014 . TCF significantly improved its credit risk metrics, reducing non-accrual loans and leases and accruing TDRs from 5.16% of total loans and leases at September 30, 2014 to 2.50% at December 31, 2014 . TDR residential loans, including non-accrual TDR loans, decreased from $611 million at September 30, 2014 to $200 million at December 31, 2014 . Will improve net interest income through redeployment of proceeds . Will reduce operating expenses and regulatory expenses . Less than 3 year payback . Accretive in 2015 . 4Q14 EPS impact of ($.09) on sale and ($.08) for additional reserves . All capital metrics remain strong . Reduced long-term, low rate, fixed rate assets

EPS and Other Financial Ratios Q4 2014 YTD 2014 Diluted earnings per common share $0.12 $0.94 Return on average assets 0.53% 0.96% Return on average tangible common equity1 4.80% 10.08% Unusual items: Loss on TDR sale of $23.1 million including provision impact of $18.3 million 0.09 0.30 3.58 0.09 0.08 0.93 Additional provision of $21.8 million 0.08 0.29 3.38 0.08 0.07 0.88 Adjusted diluted earnings per common share2 $0.29 $1.11 Adjusted return on average assets2 1.12% 1.11% Adjusted return on average tangible common equity2 11.62% 11.69% 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 2 When evaluating capital adequacy and utilization, management considers financial measures such as Adjusted Diluted Earnings Per Common Share, Adjusted Return on Average Assets and Adjusted Return on Average Tangible Common Equity. These measures are non-GAAP measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

20141 Highlights vs. 2013 Earnings per Common Share $0.94 Revenue $1.2 billion Non-accrual Loans & Leases $216.7 million 12.2% Loan & Lease Originations $13.5 billion Average Deposits $14.9 billion Provision for Credit Losses $95.7 million Return on Average Assets 0.96% Return on Average Tangible Common Equity 2 10.08% 1 Including reduced balance sheet credit risk items 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 3.5% 21.8% 5.2% 50 bps 9 bps 19.1% 14.6%

Fourth Quarter 20141 Highlights vs. Fourth Quarter 2013 Earnings per Common Share $0.12 Revenue $313.8 million Non-accrual Loans & Leases $216.7 million 12.6% Loan & Lease Originations $3.5 billion Average Deposits $15.3 billion Provision for Credit Losses $55.6 million Return on Average Assets 2 0.53% Return on Average Tangible Common Equity 2,3 4.80% 1 Including reduced balance sheet credit risk items 2 Annualized 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 2.1% 21.8% 6.6% 45.5% 143.9% 503 bps 37 bps

Fourth Quarter 2014 Highlights – Revenue $202 $201 $206 $204 $204 $105 $104 $104 $116 $110 4.67% 4.66% 4.65% 4.60% 4.49% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% 5.20% 5.40% 0 50 100 150 200 250 300 350 400 12/13 3/14 6/14 9/14 12/14 Non-interest Income Net Interest Income Net Interest Margin $305 $307 $310 $320 $314 1 Annualized 2 Interest income presented on a fully tax-equivalent basis 1 ($ millions) Non-interest Income 4Q14 revenue impacted by: . Growth in servicing fee income . Higher average loan and lease balances in the auto, leasing and equipment and inventory finance businesses . Net gains on the sale of auto loans 4Q14 net interest margin impacted by: . Continued margin reduction resulting from the persistent competitive low interest rate environment . One-time impact from a significant inventory finance program extension Deposit fees and service charges 36% ATM revenue 5% Card revenue 12% Leasing and equipment finance 22% Gains on sales of consumer real estate loans, net 5% Gains on sales of auto loans, net 12% Servicing fee income 6% Other 2% $110 million Revenue Diversification Interest Income2 Consumer real estate & other 38% Auto finance 9% Leasing and equipment finance 19% Commercial 15% Inventory finance 12% Loans and leases held for sale 3% Securities 2% Investments and other 2% $221 million

As a % of average assets: Net interest income 4.32% 3.12% Non-interest income 2.29% 1.04% Revenue 6.61% 4.16% Return on average assets 0.96% 0.84% Yield on loans and leases4 5.06% 4.50% Rate on deposits4 0.26% 0.32% Average balances as a % of average assets: Loans and leases 86.2% 65.5% Deposits 79.1% 76.0% Borrowings 7.4% 10.6% Equity 10.9% 11.9% Return on average tangible common equity5 10.08% 10.37% TCF 2014 Peer Group1,2,3 YTD 3Q14 Average . Well positioned in the banking industry despite charges related to reducing the balance sheet credit risk in the fourth quarter of 2014 . TCF has a higher margin due to more loans and leases as well as higher yielding loan and security portfolios than peers, along with lower rates on deposits . TCF has more fee income, as a percentage of average assets, due to a large and diversified base of revenue sources 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide Well Positioned in the Banking Industry

2.17% 2.03% 2.02% 2.08% 1.71% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0 100 200 300 400 500 12/13 3/14 6/14 9/14 12/14 Other Real Estate Owned Non-accrual Loans & Leases NPAs / Loans & Leases and Other Real Estate Owned $346 $343 $325 $330 $282 ($ millions) 60+ Day Delinquencies1 1 Excludes acquired portfolios and non-accrual loans 2 Annualized 0.19% 0.19% 0.18% 0.17% 0.14% 0.00% 0.10% 0.20% 0.30% 12/13 3/14 6/14 9/14 12/14 $23 $14 $10 $16 $16 $22 $18 0 10 20 30 40 50 60 12/13 3/14 6/14 9/14 12/14 Normal Provision Added Reserve TDR Sale Non-Performing Assets Provision for Credit Losses ($ millions) Credit Performance 0.76% 0.43% 0.45% 0.66% 0.40% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 12/13 3/14 6/14 9/14 12/14 Net Charge-offs2 $56

Improving Net Charge-off Ratio 1 Annualized N.M. Not meaningful Consumer real estate: First Mortgage lien1.11%1.04%0.79%2.10%0.80%(130) bps(31) bps Junior lien0.91 0.46 0.69 0.59 0.46 (13) (45) Total consumer real estate1.03 0.80 0.75 1.45 0.66 (79) (37) Commercial1.21 0.19 0.44 (0.02) 0.12 14 (109) Leasing and equipment finance0.14 0.09 0.11 0.13 0.08 (5) (6) Inventory finance0.08 (0.03) 0.02 0.06 0.12 6 4 Auto finance0.68 0.69 0.48 0.61 0.83 22 15 Other N.M. N.M. N.M. N.M. N.M. N.M. N.M. Total0.76 0.43 0.45 0.66 0.40 (26) (36) Quarter ended1Change from Quarter Ended Dec. 31, 2013Dec. 31, 2014Mar. 31, 2014Jun. 30, 2014Sep. 30, 2014Sep. 30, 2014Dec. 31, 2013 Net Charge-offs as a Percentage of Average Loans and Leases

Significant Improvement in Asset Quality . Significant reduction in non-performing assets and accruing TDRs . Allows for redeployment of proceeds into earning assets with better risk profiles . Improved portfolio composition should result in lower credit and operating costs in future periods 1 Includes non-accrual loans and leases and other real estate owned 6.57% 6.50% 6.30% 6.00% 5.93% 5.74% 5.46% 5.43% 5.16% 2.50% 0.0% 2.0% 4.0% 6.0% 8.0% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Non-accrual Loans and Leases and Accruing TDRs / Total Loans and Leases Median: 5.93%

$220 $217 $213 $220 $222 0 50 100 150 200 250 12/13 3/14 6/14 9/14 12/14 Foreclosed Real Estate and Other Credit Costs . Continued expense optimization expected to be achieved by: . Asset growth across the businesses . Continued focus on process optimization and automation . Increased due to the annual pension plan valuation adjustment . Includes a favorable FDIC rate, of which a portion is a one-time catch-up . Total expense base supports growth in the serviced portfolio as well as total assets on the balance sheet ($ millions) Other (including FDIC Insurance, Advertising & Marketing, and Occupancy & Equipment) Compensation & Employee Benefits % of Total Avg Assets & Serviced Portfolio1: 4.38% 4.18% 3.97% 1 Annualized Total Avg Assets & Serviced Portfolio: $20,135 $20,799 $21,467 $21,719 4.05% Non-interest Expense $22,490 3.94%

$14,788 $14,150 $15,426 $15,847 12/10 12/11 12/12 12/13 12/14 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate & Other $16,402 . Continue to diversify loan and lease portfolio across businesses and markets . Diversification of businesses gives TCF flexibility to strategically invest capital in light of competitive environments . Year-over-year loan and lease growth of 3.5% Loan and Lease Portfolio ($ millions) 5% 22% 20% 40% 10% 8% 53% Wholesale 47% Retail 4% 10% 43% 21% 22% 5% 22% 24% 49% 25% 21% 49% 11% 23% 19% 12% 35%

($ millions) $541.7 $620.1 $459.9 $733.8 $601.3 0 200 400 600 800 1,000 12/13 3/14 6/14 9/14 12/14 Other Auto Consumer Real Estate & Other Consumer 1 $16.5 $24.5 $20.3 $29.5 $25.5 0 5 10 15 20 25 30 35 12/13 3/14 6/14 9/14 12/14 Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Loan and Lease Sales Impact on Revenue Loan and Lease Sales . Loan sales have been a core competency since 4Q11 . Loan sales provide flexibility to the organization: . Diversify areas of product and geographic concentration . Supports capital and liquidity . Provides additional revenue source 1 Excludes TDR portfolio sale of $405.9 million (servicing released) . Completed first auto loan securitization in 3Q14: . $256.3 million securitization with a gain of $7.4 million . Provides additional funding diversification

$17,970 $18,824 $19,089 $19,711 $20,060 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 12/13 3/14 6/14 9/14 12/14 Serviced Portfolio for Others Portfolio Loans and Leases & Loans and Leases Held for Sale 1 Managed Portfolio ($ millions) . Serviced portfolio includes primarily consumer real estate and auto loans sold with servicing rights retained by TCF . Serviced portfolio contributes to revenue through servicing fees and gains on sales of loans: . Servicing fee income of $6.4 million in 4Q14 . $1.0 billion of loan sales in 4Q14 for a gain of $19.1 million Serviced Portfolio for Others $3.4 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $16.6 billion 1 Includes operating leases

Loan and Lease Balance Rollforward1 ($ millions) 4Q13 4Q14 Change Period Beginning Balance $15,822 $16,530 $708 New Originations 3,073 3,459 386 Less Run-off2 2,426 2,448 22 Subtotal 647 1,011 364 Annualized Growth Rate3 16% 24% Less Loan & Lease Sales 542 1,007 465 Period Ending Balance $15,927 $16,534 $607 4Q14 vs. 4Q13 Originations Sales Consumer Real Estate $104 $411 Auto Finance 179 131 Total Retail 283 542 Commercial (51) (87) Leasing (2) 10 Inventory Finance 4 156 - Total Wholesale 103 (77) Total Lending $386 $465 Change in Originations & Sales 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers . Continued strong origination capabilities . Diversity across asset classes reduces concentration risk . Originate to sell capability a core competency . Impacted by $405.9 million of TDR loans sold Loan and lease origination opportunities continue ($ millions)

Loan and Lease Balance Rollforward1 ($ millions) 2013 2014 Change Period Beginning Balance $15,436 $15,927 $491 New Originations 12,025 13,490 1,465 Less Run-off2 9,828 10,062 234 Subtotal 2,197 3,428 1,231 Annualized Growth Rate3 14% 22% Less Loan & Lease Sales 1,706 2,821 1,115 Period Ending Balance $15,927 $16,534 $607 2014 vs. 2013 Originations Sales Consumer Real Estate $ 95 $ 656 Auto Finance 849 538 Total Retail 944 1,194 Commercial 38 (85) Leasing 143 7 Inventory Finance 4 340 (1) Total Wholesale 521 (79) Total Lending $1,465 $1,115 Change in Originations & Sales 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers . Continued strong origination capabilities . Diversity across asset classes reduces concentration risk . Originate to sell capability a core competency . Impacted by $405.9 million of TDR loans sold Loan and lease origination opportunities continue ($ millions)

Loan and Lease Yields1 . Competitive marketplace; TCF continues to focus on niche lending markets Utilize diverse lending mix to remain competitive despite low rate environment 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of September 30, 2014 that have reported loan and lease yields for the past four quarters (source: SNL Financial) N.A. Not available 4Q13 1Q14 2Q14 3Q14 4Q14 Consumer Real Estate: First mortgages 5.28% 5.18% 5.26% 5.25% 5.26% Junior liens 5.73 5.73 5.75 5.71 5.69 Commercial 4.65 4.63 4.57 4.37 4.32 Leasing & Equipment Finance 4.89 4.75 4.72 4.71 4.74 Inventory Finance 5.85 5.98 5.93 6.18 5.562 Auto Finance 4.64 4.52 4.43 4.36 4.24 Total Loans and Leases 5.17 5.11 5.10 5.05 4.96 Peer Group3 Average 4.68 4.54 4.53 4.50 N.A.

Deposit Generation $11,549 $11,953 $13,160 $14,210 $14,943 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2010 2011 2012 2013 2014 CDs Checking Money Market Savings . Average total deposits have increased for seventeen consecutive quarters, funding asset growth . Checking account attrition rate improved 14.0% year-over-year . 64% of deposits are low or no interest cost with an average balance of $9.8 billion and an average cost of three bps for the fourth quarter of 2014 . 89% of total deposits are insured by FDIC 0.53% 0.38% 0.31% 0.26% 0.26% Average interest cost: Average Balances ($ millions) Low-Cost Deposit Base – average rate of 0.26% for 2014

Capital 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide 4Q13 3Q14 4Q14 Tangible common equity1 8.03% 8.54% 8.50% Tier 1 common capital2 9.63% 9.94% 10.07% Tier 1 leverage capital 9.71% 10.19% 10.07% Tier 1 risk-based capital2 11.41% 11.64% 11.76% Total risk-based capital 13.64% 13.65% 13.54% Capital Ratios (TCF Financial Corporation) . Maintained strong capital ratios as earnings accumulation supports asset growth . Common stock dividend of five cents per share declared on January 23, 2015

Summary 1 Calculated as the change in year-to-date Tier 1 common capital as a percentage of prior year-end Tier 1 common capital 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 2012 2013 2014 Year-over-year loan and lease growth rate 9.01% 2.73% 3.50% Capital accumulation rate1 (14.20)% 9.72% 10.36% Tangible book value per common share2 $8.36 $8.83 $9.72 Return on average assets (1.14)% 0.87% 0.96% Return on average tangible common equity3 (15.48)% 9.58% 10.08% . Reduced balance sheet credit risk, positioning TCF for a strong 2015 . Loan and lease growth due to unique loan and lease capabilities . Capital accumulation rate supports loan and lease origination capabilities . Positive profitability trends continue . Continued focus on enhancing enterprise risk management function

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward- looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment, securities held to maturity, and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in consumer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued) deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

Opportunity Rising.

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity[1]

TCF

($ thousands)

	QTD Dec. 31, 2013	QTD Dec. 31, 2014	YTD Dec. 31, 2012	YTD Dec. 31, 2013	YTD Dec. 31, 2014
Computation of return on average tangible common equity:					
Net income (loss) available to common stockholders	$ 35,148	$ 19,141	$ (218,490)	$ 132,603	$ 154,799
Other intangibles amortization, net of tax	319	266	951	1,479	1,062
Adjusted net income (loss) available to common stockholders	$ 35,467	$ 19,407	$ (217,539)	$ 134,082	$ 155,861
Average balances:					
Total equity	$ 1,951,918	$ 2,124,237	$ 1,744,341	$ 1,912,622	$ 2,058,442
Less: Non-controlling interest in subsidiaries	13,272	14,835	14,804	16,491	17,014
Total TCF Financial Corporation stockholders' equity	1,938,646	2,109,402	1,729,537	1,896,131	2,041,428
Less:					
Preferred stock	263,240	263,240	89,977	263,240	263,240
Goodwill	225,640	225,640	225,640	225,640	225,640
Other intangibles	6,591	4,874	8,218	7,418	5,498
Tangible average common equity	$ 1,443,175	$ 1,615,648	$ 1,405,702	$ 1,399,833	$ 1,547,050
Annualized return on average tangible common equity	9.83 %	4.80 %	(15.48) %	9.58 %	10.08 %
Adjusted for unusual items					
Loss on TDR sale, net of tax	$ -	$ 14,595	$ -	$ -	$ 14,595
Additional provision, net of tax	-	13,759	-	-	13,759
Adjusted net income (loss) available to common stockholders adjusted for unusual items	$ 35,467	$ 47,761	$ (217,539)	$ 134,082	$ 184,215
Tangible average common equity adjusted for unusual items	$ 1,443,175	$ 1,644,002	$ 1,405,702	$ 1,399,833	$ 1,575,404
Annualized return on average tangible common equity adjusted for unusual items	9.83 %	11.62 %	(15.48) %	9.58 %	11.69 %

[1] When evaluating capital adequacy and utilization, management considers financial measures such as Return on Average Tangible Common Equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.

25

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share1 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Common Equity and Tangible Book Value Per Common Share. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data) Dec. 31, 2012 Dec. 31, 2013 Sep. 30, 2014 Dec. 31, 2014 Computation of tangible common equity to tangible assets Total equity $1,876,643 $1,964,759 $2,113,432 $2,135,364 Less: Non-controlling interest in subsidiaries 13,270 11,791 14,845 13,715 Total TCF stockholders' equity 1,863,373 1,952,968 2,098,587 2,121,649 Less: Preferred stock 263,240 263,240 263,240 263,240 Goodwill 225,640 225,640 225,640 225,640 Other intangibles 8,674 6,326 5,062 4,641 Tangible common equity $1,365,819 $1,457,762 $1,604,645 $1,628,128 Total assets $18,225,917 $18,379,840 $19,022,103 $19,394,611 Less: Goodwill 225,640 225,640 225,640 225,640 Other intangibles8,674 6,326 5,062 4,641 Tangible assets $17,991,603 $18,147,874 $18,791,401 $19,164,330 Tangible common equity to tangible assets 7.59% 8.03% 8.54% 8.50 % Common stock shares outstanding (thousands) 163,386 165,122 167,118 167,461 Tangible book value per common share $8.36 $8.83 $9.60 $9.72

Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as the Tier 1 Common Capital Ratio. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Dec. 31, 2013 Sep. 30, 2014 Dec. 31, 2014 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,763,682 $ 1,902,785 $ 1,919,887 Total risk-weighted assets $ 15,455,706 $ 16,351,204 $ 16,321,425 Tier 1 risk-based capital ratio 11.41% 11.64% 11.76 % Computation of Tier 1 common capital ratio: Tier 1 capital $ 1,763,682 $ 1,902,785 $ 1,919,887 Less: Preferred stock 263,240 263,240 263,240 Qualifying non-controlling interest in subsidiaries 11,791 14,845 13,715 Tier 1 common capital $ 1,488,651 $ 1,624,700 $ 1,642,932 Tier 1 common capital ratio 9.63% 9.94% 10.07%